LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED AUGUST 7, 2015

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

CLEARBRIDGE VARIABLE LARGE CAP GROWTH PORTFOLIO,

CLASS II

DATED MAY 1, 2015

The following replaces the fee table and footnotes and expense example in the section of the fund’s Summary Prospectus and Prospectus titled “Fees and expenses of the fund” in order to disclose a lower expense limitation for Class II shares of the fund, which took effect as of August 3, 2015.

Shareholder fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	N/A
Maximum deferred sales charge (load)	N/A

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75
Distribution and/or service (12b-1) fees	0.25
Other expenses[1]	0.10
Total annual fund operating expenses	1.10
Fees waived and/or expenses reimbursed[2]	(0.05)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.05

[1]	“Other expenses” for Class II shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

[2]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses will not exceed 1.05% for Class II shares, subject to recapture as described below. This arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in Class II shares of the fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a separate account or qualified plan. If the example included these expenses, the figures shown would be higher. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class II (with or without redemption at end of period)	107	345	602	1,336

The first sentence in the section of the Prospectus titled “More on fund management – Expense limitation” is replaced with the following text:

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses will not exceed 1.05% for Class II shares, subject to recapture as described below.

Please retain this supplement for future reference.

CBAX180414